Fair Value Measurements	12 Months Ended
Dec. 31, 2022
Fair Value Disclosures [Abstract]
Fair Value Measurements	Fair Value Measurements
The following methods and assumptions were used to estimate the fair value of each class of financial instruments and other non-financial assets:

Cash and cash equivalents and restricted cash – The fair value of the Company’s cash and cash equivalents and restricted cash approximates its carrying amounts reported in the consolidated balance sheets.

Vessels and equipment, operating lease right-of-use assets and assets held for sale – The estimated fair value of the Company’s vessels and equipment, operating lease right-of-use assets and assets held for sale are determined based on appraised values, discounted cash flows and contractual sales prices. In cases where an active second-hand sale and purchase market exists, an appraised value is generally the amount the Company would expect to receive if it were to sell the vessel. The appraised values are provided by third parties where available or prepared by the Company based on second-hand sale and purchase market data. In cases where an active second-hand sale and purchase market does not exist, the Company uses a discounted cash flow approach to estimate the fair value of an impaired vessel or asset. Other assets held for sale include working capital balances and the fair value of such amounts generally approximate their carrying value.

Investment in equity-accounted joint venture – The estimated fair value of the Company’s investment in its equity-accounted joint venture includes an estimate of the fair value of the joint venture's VLCC (see note 5), which is determined based on appraised values. In cases where an active second-hand sale and purchase market exists, an appraised value is generally the amount the joint venture would expect to receive if it were to sell the vessel. The appraised values are provided by third parties where available or prepared by the Company based on second-hand sale and purchase market data. The joint venture also has long-term debt, which fair value is estimated using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the joint venture. Other assets and liabilities included in the joint venture's balance sheet include working capital balances and the fair value of such amounts generally approximate their carrying value.
Long-term debt – The fair value of the Company’s long-term debt is estimated using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Company.

Long-term obligations related to finance leases – The fair value of the Company's long-term obligations related to finance leases is estimated using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Company.

Derivative instruments – The fair value of the Company’s interest rate swap agreements is the estimated amount that the Company would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, and if the swap is not collateralized, the current credit worthiness of either the Company or the swap counterparties. The estimated amount is the present value of future cash flows. The inputs used to determine the future cash flows include the fixed interest rate of the swaps and market interest rates. Given the current volatility in the credit markets, it is reasonably possible that the amounts recorded as derivative assets and liabilities could vary by material amounts in the near term.

The Company categorizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1.Observable inputs such as quoted prices in active markets;
Level 2.Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
Level 3.Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following table includes the estimated fair value, carrying value and categorization using the fair value hierarchy of those assets and liabilities that are measured at their estimated fair value on a recurring and non-recurring basis, as well as certain financial instruments that are not measured at fair value on a recurring basis.

		December 31, 2022		December 31, 2021
	Fair Value Hierarchy Level	Carrying Amount Asset/ (Liability) $	Fair Value Asset/ (Liability) $	Carrying Amount Asset/ (Liability) $	Fair Value Asset/ (Liability) $
Recurring:
Cash, cash equivalents and restricted cash (note 16c)	Level 1	187,361	187,361	55,928	55,928
Derivative instruments (note 11)
Interest rate swap agreement	Level 2	3,709	3,709	550	550
Freight forward agreements	Level 2	—	—	(4)	(4)

Non-recurring:
Assets held for sale (note 19)	Level 2			40,854	40,854
Equity-accounted joint venture (note 5)	Level 2			9,174	9,174

Other:
Short-term debt (note 8)	Level 2	—	—	(25,000)	(25,000)
Advances to equity-accounted joint venture (note 5)	Level 2	6,780	Note (1)	3,780	3,780
Long-term debt, including current portion (note 9)	Level 2	—	—	(320,291)	(325,509)
Obligations related to finance leases, including current portion (note 10)	Level 2	(532,760)	(533,977)	(294,481)	(306,386)
(1)The advances to its equity-accounted joint venture, together with the Company’s investment in the equity-accounted joint venture, form the net aggregate carrying value of the Company’s interests in the equity-accounted joint venture in these consolidated financial statements. As at December 31, 2022, the fair values of the individual components of such aggregate interests were not determinable